================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22207

                 Oppenheimer Master Event-Linked Bond Fund, LLC
                 ----------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                               Arthur S. Gabinet
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                     Date of fiscal year end: September 30

                      Date of reporting period: 12/30/2011
================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

                                                                               PRINCIPAL
                                                                                  AMOUNT              VALUE
                                                                             -----------        -----------
EVENT-LINKED BONDS-96.2%
EARTHQUAKE-9.0%
Embarcadero RE Ltd. Catastrophe Linked Nts., 6.60%, 8/4/14(1,2)              $ 4,000,000        $ 4,092,800
Golden State Re Ltd. Catastrophe Linked Nts., 3.75%, 1/8/15(1,2)               2,800,000          2,801,960
LakeSide Re II Ltd. Catastrophe Linked Nts., 7.76%, 1/8/13(1,2)                5,895,000          6,034,712
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.665%, 4/8/13(1,2)         5,000,000          5,048,500
Midori Ltd. Catastrophe Linked Nts., 3.153%, 10/24/12(1,2)                     8,200,000          8,145,880
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts., 11.52%, 10/19/12(1,2)       5,800,000          5,957,760
                                                                                                -----------
                                                                                                 32,081,612
MULTIPLE EVENT-56.3%
Atlas V Capital Ltd. Catastrophe Linked Nts.:
14.872%, 2/24/12(1,2)                                                          4,000,000          4,060,400
Series 2, 11.872%, 2/24/12(1,2)                                                4,850,000          4,907,230
Atlas VI Capital Ltd. Catastrophe Linked Nts.:
15.792%, 1/8/15(1,2)                                                           5,000,000          4,967,000
11.81%, 4/1/12(1,2)                                                            1,500,000   EUR    1,948,408
11.05%, 4/6/13(1,2)                                                            8,000,000   EUR   10,326,021
Blue Fin Ltd. Catastrophe Linked Nts.:
8.50%, 5/28/13(1,2)                                                            3,750,000          3,856,875
9.25%, 5/28/13(1,2)                                                            2,750,000          2,853,950
Caelus Re Ltd. Catastrophe Linked Nts., 6.515%, 5/24/13(1,2)                   3,600,000          3,641,400
Compass Re Ltd. Catastrophe Linked Nts.:
Series CL2, 10.25%, 1/8/15(1,2)                                                3,000,000          2,991,900
Series CL3, 12.25%, 1/8/15(1,2)                                                2,750,000          2,741,200
East Lane Re Ltd. Catastrophe Linked Nts.:
6.65%, 3/13/15(1,2)                                                            5,750,000          5,912,725
5.75%, 3/14/14(1,2)                                                            5,600,000          5,706,960
GlobeCat Ltd. Catastrophe Linked Nts., 9.622%, 1/21/13(1,2)                    2,500,000          2,471,000
Ianus Capital Ltd. Catastrophe Linked Nts., 10.472%, 6/9/12(1,2)               4,250,000   EUR    5,579,620
Lodestone Re Ltd. Catastrophe Linked Nts.:
Series A-1, 6%, 1/8/14(1,2)                                                    6,250,000          6,158,125
Series A-2, 7.25%, 1/8/14(2)                                                  10,000,000          9,948,000
Series CLA, 6.255%, 5/17/13(1,2)                                               4,100,000          4,115,580
Series CLB, 8.255%, 5/17/13(1,2)                                               6,250,000          6,260,625
Loma Reinsurance Ltd. Catastrophe Linked Nts.:
18%, 1/9/14(1,2)                                                               3,000,000          3,003,375
10.027%, 12/21/12(1,2)                                                         1,000,000          1,027,000
Mariah Re Ltd. Catastrophe Linked Nts., 6.26%, 1/8/14(1,2)                     8,750,000                875
Montana Re Ltd. Catastrophe Linked Nts.:
10.034%, 1/8/14(1,2)                                                           4,750,000          4,469,750
12.434%, 1/8/14(1,2)                                                           2,750,000          2,673,550
16.94%, 1/8/14(1,2)                                                            5,000,000          4,971,000
Series B, 13.79%, 12/7/12(1,2)                                                 5,100,000          5,060,730

1  |  OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

                                                                                        PRINCIPAL
                                                                                           AMOUNT                 VALUE
                                                                                     ------------           -----------
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 3.028%, 6/6/13(1,2)    $  4,250,000           $ 2,022,150
Residential Reinsurance 2009 Ltd. Catastrophe Linked Nts.:
Series CL1, 13%, 6/6/12(1,2)                                                              250,000               259,900
Series CL2, 17%, 6/6/12(1,2)                                                            5,450,000             5,752,475
Series CL4, 12.50%, 6/6/12(1,2)                                                         4,500,000             4,668,300
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts.:
8.905%, 12/6/15(1,2)                                                                    2,000,000             1,976,000
13.25%, 12/6/15(1,2)                                                                    2,000,000             1,978,800
Series CL1, 9%, 6/6/15(1,2)                                                             5,000,000             5,081,000
Series CL2, 12%, 6/6/15(1,2)                                                            5,000,000             4,990,000
Series CL5, 8.75%, 6/6/15(1,2)                                                          4,500,000             4,502,250
Residential Reinsurance Ltd. Catastrophe Linked Nts.:
6.60%, 6/6/13(1,2)                                                                      5,500,000             5,556,650
8.90%, 6/6/13(1,2)                                                                      2,800,000             2,855,440
13%, 6/6/13(1,2)                                                                        4,900,000             5,089,140
13%, 6/6/13(1,2)                                                                        5,000,000             5,132,000
Series CL1, 6.25%, 6/6/13(1,2)                                                          5,000,000             5,030,000
Series CL2, 7.25%, 6/6/13(1,2)                                                          2,500,000             2,488,500
Series CL3, 10.75%, 6/6/13(1,2)                                                         1,000,000             1,008,200
Successor X Ltd. Catastrophe Linked Nts.:
13.002%, 12/13/13(1,2)                                                                  3,000,000             3,027,600
14.752%, 12/13/13(1,2)                                                                  5,600,000             5,675,600
9.75%, 4/4/13(1,2)                                                                      2,300,000             2,308,970
11.75%, 4/4/13(1,2)                                                                     5,200,000             5,180,240
16.75%, 4/4/13(1,2)                                                                     5,800,000             5,707,780
Series 2011-1, Class III-T3, 16.252%, 1/7/14(1,2)                                       5,000,000             5,032,000
Tramline RE Ltd. Catastrophe Linked Nts., 16.75%, 1/8/15(1,2)                           5,500,000             5,505,638
                                                                                                            -----------
                                                                                                            200,481,932
OTHER-1.6%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.312%, 1/15/17(1,2)                       5,750,000             5,748,275
WINDSTORM-29.3%
Akibare Ltd. Catastrophe Linked Nts.:
Cl. A, 3.438%, 5/22/12(1,2)                                                             6,750,000             6,763,500
Cl. B, 3.638%, 5/22/12(1,2)                                                               500,000               501,400
Atlas VI Capital Ltd. Catastrophe Linked Nts., 9.312%, 4/9/15(1,2)                      3,000,000   EUR       3,907,105
Blue Fin Ltd. Catastrophe Linked Nts., Series 1, Cl. A, 6.106%, 4/10/12(1,2)            3,950,000   EUR       5,084,031
EOS Wind Ltd. Catastrophe Linked Nts., 6.50%, 5/26/14(1,2)                              5,000,000             4,985,500
Eurus II Ltd. Catastrophe Linked Bonds, Series 09-1, Cl. A, 8.34%, 4/6/12(1,2)            577,000   EUR         743,887
Foundation Re III Ltd. Catastrophe Linked Nts.:
Series 1-1, 5%, 2/25/15(2)                                                             13,000,000            12,929,800
Series 1-A, 5.75%, 2/3/14(1,2)                                                          5,800,000             5,797,680
Johnston Re Ltd. Catastrophe Linked Nts.:
6.50%, 5/8/13(1,2)                                                                      5,000,000             5,110,500

2  |  OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

                                                                                 PRINCIPAL
                                                                                    AMOUNT                VALUE
                                                                              ------------           ----------
7%, 5/8/13(1,2)                                                               $  6,100,000           $6,247,010
6.90%, 5/8/14(1,2)                                                                 750,000              776,250
7.60%, 5/8/14(1,2)                                                               5,450,000            5,645,110
Longpoint Re Ltd. Catastrophe Linked Nts.:
5.40%, 12/18/13(1,2)                                                             7,000,000            7,060,900
5.40%, 12/24/12(1,2)                                                             5,044,000            5,067,707
Mariah Re Ltd. Catastrophe Linked Nts., Series 2010, 8.51%, 1/8/14(1,2)          9,000,000                7,200
Montana Re Ltd. Catastrophe Linked Nts., 10.284%, 12/7/12(1,2)                   5,630,000            5,678,418
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts.:
10.27%, 10/19/12(1,2)                                                            5,850,000            5,965,830
10.27%, 10/19/12(1,2)                                                            3,750,000            3,827,250
Pylon II Capital Ltd. Catastrophe Linked Nts., Series B, 10.326%, 5/5/16(2)      2,000,000   EUR      2,717,076
Queen Street II Capital Ltd. Catastrophe Linked Nts., 7.505%, 4/9/14(1,2)        7,000,000            6,979,000
Queen Street IV Capital Ltd. Catastrophe Linked Nts., 7.505%, 4/9/15(1,2)        3,000,000            2,922,300
Successor X Ltd. Catastrophe Linked Nts.:
11.257%, 11/10/15(1,2)                                                           1,500,000            1,484,250
16.257%, 11/10/15(1,2)                                                           4,000,000            3,883,200
                                                                                                    -----------
                                                                                                    104,084,904
                                                                                                    -----------
Total Event-Linked Bonds (Cost $358,980,748)                                                        342,396,723

                                                                                    SHARES
                                                                                   ---------
INVESTMENT COMPANY-2.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%(3,4) (Cost $8,630,761)   8,630,761          8,630,761
TOTAL INVESTMENTS, AT VALUE (COST $367,611,509)                                         98.6%       351,027,484
OTHER ASSETS NET OF LIABILITIES                                                          1.4          4,903,381
                                                                                   ---------       ------------
NET ASSETS                                                                             100.0%      $355,930,865
                                                                                   =========       ============

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR     Euro

* December 30, 2011 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $316,801,847 or 89.01% of the Fund's net assets as of December 30, 2011.

2. Represents the current interest rate for a variable or increasing rate security.

3.   Rate shown is the 7-day yield as of December 30, 2011.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

3  |  OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

                                                           SHARES           GROSS        GROSS           SHARES
                                                     SEPTEMBER 30, 2011   ADDITIONS    REDUCTIONS   DECEMBER 30, 2011
                                                     ------------------   ----------   ----------   -----------------
Oppenheimer Institutional Money Market Fund, Cl. E            7,710,790   56,462,295   55,542,324           8,630,761

                                                             VALUE        INCOME
                                                           ----------     ------
Oppenheimer Institutional Money Market Fund, Cl. E         $8,630,761     $6,168

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 30, 2011 based on valuation input level:

                                                               LEVEL 2-           LEVEL 3-
                                            LEVEL 1-      OTHER SIGNIFICANT     SIGNIFICANT
                                           UNADJUSTED         OBSERVABLE        UNOBSERVABLE
                                         QUOTED PRICES         INPUTS              INPUTS          VALUE
                                         -------------     ----------------    ---------------  ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Event-Linked Bonds                       $          -      $  342,396,723      $         -      $342,396,723
Investment Company                          8,630,761                   -                -         8,630,761
Total Investments, at Value                 8,630,761         342,396,723                -       351,027,484
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                 -           1,251,116                -         1,251,116
                                         ------------      --------------      -----------      ------------
Total Assets                             $  8,630,761      $  343,647,839      $         -      $352,278,600
                                         ------------      --------------      -----------      ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF DECEMBER 30, 2011 ARE AS FOLLOWS:

                                                             CONTRACT AMOUNT          EXPIRATION                  UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION                 BUY/SELL       (000'S)                 DATE         VALUE      APPRECIATION
                                                  ---------  ----------------         ---------    -----------   -------------
BARCLAY'S CAPITAL
Euro (EUR)                                        Sell             2,560        EUR      2/17/12   $ 3,314,525   $      24,941
RBS GREENWICH CAPITAL
Euro (EUR)                                        Sell            20,895        EUR      2/17/12    27,053,517       1,226,175
                                                                                                                 -------------
Total unrealized appreciation and depreciation                                                                   $   1,251,116
                                                                                                                 =============

4  |  OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since December 30, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Event-linked bonds are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Prices are determined based upon information obtained from market participants including reported trade data and broker-dealer price quotations.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are

5  |  OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

EVENT-LINKED BONDS. The Fund invests in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

As of December 30, 2011, securities with an aggregate market value of $342,396,723 , representing 96.2% of the Fund's net assets were comprised of event-linked bonds.

CONCENTRATION RISK. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund's share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund's investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to

6  |  OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,251,116, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized

7  |  OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

     appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $24,941 as of December 30, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of December 30, 2011 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

8  |  OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

During the period ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $524,617 and $42,702,595, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

9  |  OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By:  /s/ William F. Glavin, Jr
     ---------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ William F. Glavin, Jr
     ---------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

By:  /s/ Brian W. Wixted
     ---------------------------
     Brian W. Wixted
     Principal Financial Officer

Date: 2/9/2012